Exhibit 99.1


                            FORM OF VOTING AGREEMENT

         THIS VOTING AGREEMENT (this "Agreement") is made as of July 20, 2001, by and between Alleghany Corporation, a Delaware corporation ("Parent"), and ______________ (in each of the capacities set forth on the signature page hereto, "Shareholder").

         WHEREAS, as of the date hereof, Shareholder beneficially owns the number of shares of common stock, par value $1.00 per share ("Company Common Shares"), of the Company set forth opposite its name on Schedule I attached hereto (the "Shares" and, together with any other shares of capital stock of the Company acquired by Shareholder on or after the date hereof and during the term of this Agreement, the "Subject Shares");

         WHEREAS, Parent, ABC Acquisition Corp., a Wisconsin corporation and a wholly owned subsidiary of Parent ("MergerSub"), and Capitol Transamerica Corporation, a Wisconsin corporation (the "Company"), have entered into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or supplemented, the "Merger Agreement"), providing for the merger of the Company with and into MergerSub (the "Merger"), upon the terms and subject to the conditions set forth in the Merger Agreement, including payment of Merger Consideration (as defined in the Merger Agreement) of $16.50 in cash per Company Common Share; and

         WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has requested that Shareholder enter into this Agreement pursuant to which Shareholder shall, among other things, vote in favor of adopting and approving the Merger Agreement and the Merger in accordance with the terms hereof and thereof.

         NOW, THEREFORE, to induce Parent to enter into, and in consideration of its entering into, the Merger Agreement, and in consideration of the promises and the representations, warranties and agreements contained herein, the parties agree as follows:

         1. Representations and Warranties of Shareholder. Shareholder hereby represents and warrants to Parent as follows:

                  (a) Authority; No Conflict. Shareholder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Shareholder and, assuming the due authorization, execution and delivery by Parent, constitutes a valid and binding obligation of Shareholder enforceable against Shareholder in accordance with its terms. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, result in any violation of, or constitute (with or without notice or lapse of time or both) a default under, any provision of any trust agreement, loan or credit agreement, bond, note, mortgage, indenture, lease, partnership agreement or other contract, agreement, obligation, commitment, arrangement, understanding, instrument, permit, concession, franchise or license or any statute, law, ordinance, rule,

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         regulation, judgment, order, notice or decree applicable to Shareholder or to the Subject Shares, except, in the case of each of the foregoing, for any such conflicts, violations or defaults that would not, individually or in the aggregate, prevent or impair the ability of Shareholder to perform its obligations under this Agreement.

                  (b) Subject Shares. Shareholder is the record and beneficial owner of the Shares, and at the time of the Company Shareholder Meeting (as defined in the Merger Agreement) will be the record and beneficial owner of the Subject Shares, in each case free and clear of any Liens (as defined in the Merger Agreement), other than such Liens that would not, individually or in the aggregate, prevent or impair the ability of the Shareholder to perform its obligations under this Agreement. Shareholder does not own, of record or beneficially, any shares of capital stock of the Company other than the Shares. Shareholder has the sole right to vote such Shares, and none of such Shares is, and none of the Subject Shares will be, subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Shares or Subject Shares, except as contemplated by this Agreement.

         2. Representations and Warranties of Parent. Parent hereby represents and warrants to Shareholder that Parent has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by Parent and, assuming the due authorization, execution and delivery by Shareholder, constitutes a valid and binding obligation of Parent enforceable against Parent in accordance with its terms. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, result in any violation of, or constitute (with or without notice or lapse of time or both) a default under, any provisions of the restated certificate of incorporation or bylaws of Parent or any material trust agreement, loan or credit agreement, bond, note, mortgage, indenture, lease or other contract, agreement, obligation, commitment, arrangement, understanding, instrument, permit, concession, franchise or license or any statute, law, ordinance, rule, regulation, judgment, order, notice or decree applicable to Parent, except, in the case of each of the foregoing, for any such conflicts, violations or defaults that would not, individually or in the aggregate, prevent or impair the ability of Parent to perform its obligations under this Agreement.

         3. Covenants of Shareholder. Subject to Section 6 hereof, Shareholder agrees as follows:

                  (a) At any meeting of Shareholders of the Company, however called, or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including written consent) of shareholders of the Company is sought with respect to any of the matters described in (i) or (ii) below, or any actions related thereto, Shareholder shall vote (or cause to be voted) the Subject Shares (which number of shares may be greater or less than the number of shares as of the date hereof):



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                  (i) in favor of the Merger, the approval and adoption by the
         Company of the Merger Agreement and approval of the other transactions contemplated by the Merger Agreement; and

                  (ii) against (A) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantially all of the Company's assets, sale or issuance of securities of the Company or its subsidiaries, reorganization, joint venture, recapitalization, dissolution, liquidation or winding up of or by the Company or its subsidiaries and (B) any amendment of the Company's articles of incorporation or bylaws, any other proposal or transaction involving the Company or any of its subsidiaries or any action or agreement which amendment, other proposal or transaction or action or agreement would or could reasonably be expected to impede, frustrate, delay, prevent, nullify or result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Company under or with respect to, the Merger, the Merger Agreement or any of the transactions contemplated by the Merger Agreement or by this Agreement.

         (b) Shareholder shall not transfer, sell, assign, exchange, pledge or otherwise dispose of or encumber any of the Subject Shares, or make any offer or agreement relating thereto, at any time prior to the termination of this Agreement, without the prior written consent of Parent. Notwithstanding the foregoing, (i) Shareholder may, during the term of this Agreement, gift, sell or otherwise transfer shares to (A) a member or members of a group consisting of such Shareholder's spouse, such Shareholder's issue, the spouses of such Shareholder's issue, or any charitable organization, (B) any trust or custodian account created for the primary benefit of any one or more of such Shareholder or the permitted transferees described in clause (A) above or (C) a general partnership, limited partnership, limited liability company or other business entity, all of the equity interests of which are held by such Shareholder or the permitted transferees described in clause (A) above, and (ii) an individual Shareholder who acquired Shares pursuant to this sentence may transfer such Shares only to the Shareholder from whom, directly or indirectly, such transferring Shareholder acquired said Shares or parties to whom such transferring Shareholder is permitted to transfer Company Common Shares pursuant to this sentence; subject, however, to the requirement that in each case at the time of and as a condition to such transfer, the permitted transferee shall provide to Parent its written agreement to be bound by the terms of this Agreement and to perform all of the obligations of the Shareholder provided for herein as if the permitted transferee had originally executed and delivered this Agreement to Parent. Furthermore, Shareholder shall not, except as contemplated by this Agreement or with the prior written consent of Parent, directly or indirectly, grant any proxies or powers of attorney with respect to the Subject Shares, deposit the Subject Shares into a voting trust or enter into a voting agreement with respect to the Subject Shares.



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         4. Certain Events. Shareholder agrees that this Agreement and the obligations hereunder shall attach to the Subject Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Subject Shares shall pass, whether by operation of law or otherwise, including Shareholder's successors. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Company Common Shares, or the issuance to or acquisition by Shareholder of additional Company Common Shares or other voting securities of the Company (whether by purchase, conversion or otherwise), the number of Subject Shares shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional or fewer Company Common Shares or other voting securities of the Company issued to or acquired by Shareholder.

         5. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by Shareholder, on the one hand, without the prior written consent of Parent nor by Parent, on the other hand, without the prior written consent of Shareholder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

         6. Termination. This Agreement shall terminate, and the provisions hereof shall be of no further force or effect, and no party shall have any further obligations or liabilities hereunder, upon the earlier of (i) the Effective Time (as defined in the Merger Agreement) or (ii) the termination of the Merger Agreement in accordance with its terms pursuant to Article IX thereof; provided, however, that notwithstanding anything to the contrary contained in this Agreement, no party hereto shall be relieved of or released from any liabilities or damages arising out of a willful and material breach of its covenants or a willful and material breach of its representations or warranties contained in this Agreement prior to the termination of this Agreement.

         7. General Provisions.

                  (a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

                  (b) Notice. All notices, requests and other communications given to any party hereunder shall be in writing (including facsimile or similar writing) and shall be effective upon receipt, by Parent at the address specified in accordance with Section 10.1 of the Merger Agreement or by Shareholder at its address set forth on the Company's stock ledger (or at such other address for a party as shall be specified by like notice).

                  (c) Counterparts; Effectiveness; No Third Party Beneficiaries. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures on each counterpart were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by the other party hereto. No provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.



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                  (d) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Wisconsin, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

                  (e) Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

                  (f) Public Announcements. Except as required by law, Shareholder shall not issue any press release or other public statement with respect to the transactions contemplated by this Agreement and the Merger Agreement without the prior written consent of Parent.

                  (g) Severability. If any provision of this Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (i) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (ii) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (iii) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Agreement. Each provision of this Agreement is separable from every other provision of this Agreement, and each part of each provision of this Agreement is separable from every other part of such provision.

                  (h) Entire Agreement. This Agreement (together with the Schedules hereto) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof.

                  (i) Shareholder Capacity. Shareholder enters into this Agreement solely in Shareholder's capacity as the record and beneficial owner of the Shares. If Shareholder is or becomes during the term hereof a director or officer of the Company, Shareholder makes no agreement or understanding in this Agreement in Shareholder's capacity as such director or officer. Nothing in this Agreement shall limit or affect any actions taken by Shareholder in Shareholder's capacity as an officer or director of the Company.

                  (j) No Ownership Interest. Except as expressly set forth in this Agreement, nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Subject Shares. All rights, ownership and economic benefits of and relating to any Subject Shares shall remain and belong to Shareholder, and Parent shall not


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         have any authority to exercise any power or authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct Shareholder in the voting of any of the Subject Shares, except as otherwise expressly provided in this Agreement.



                            [Signature page follows.]








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         IN WITNESS WHEREOF, the parties hereto have duly executed or caused this Agreement to be duly executed as of the date first written above.


                                  SHAREHOLDER,
                                  ______________________


                                  -----------------------------------
                                  Signature of Shareholder

                                  -----------------------------------
                                  Print or Type Name of Shareholder


                                  ALLEGHANY CORPORATION


                                  By:
                                        --------------------------------------
                                        Name:
                                        Title:




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                                   SCHEDULE I

                           Schedule of Share Ownership





             Name                                                 Shares




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